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                                                                    EXHIBIT 13.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report of Shinhan Financial Group (the "Company") on Form 20-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Byung Jae Cho, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2004



                                By: /s/ Byung Jae Cho
                                    ----------------------------------
                                    NAME:    BYUNG JAE CHO
                                    TITLE:   CHIEF FINANCIAL OFFICER